UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2012

HANCOCK FABRICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way

Baldwyn, Mississippi 38824

(Address of Principal Executive Offices)

(662) 365-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 8, 2012, Hancock Fabrics, Inc. (the “Company”) issued a press release announcing its first quarter results for the period ended April 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be “filed ” for any purpose.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2012, the Board of Directors of the Copmany amended and restated the Company’s Bylaws (as amended and restated, the “Amended Bylaws”) to amend Article II, Section 10 to change the voting standard for the election of directors from a plurality to a majority of the stock present in person or represented by proxy at such meeting and entitled to vote at annual or special meetings of stockholders. This amendment makes the voting standard consistent with the voting standard reflected in Article Sixth, Section 2 of the Company’s Amended and Restated Certificate of Incorporation.

The Board of Directors also adopted a director resignation policy in its amendment of Article II, Section 10 of the Amended Bylaws that requires each incumbent director nominee to submit to the Board an irrevocable letter of resignation from the Board that becomes effective if that director fails to receive a majority of the votes present in person or represented by proxy and entitled to vote and the Board of Directors determines to accept such resignation. In such circumstances, the Nominating and Governance Committee of the Board of Directors will evaluate the resignation in light of the best interests of the Company and its stockholders and will make a recommendation to the Board of Directors on whether to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the recommendation of the Nominating and Governance Committee and will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. The director who fails to receive the majority vote will not participate in the decision of the Board of Directors or Nominating and Governance Committee.

The foregoing description of the Amended Bylaws contained in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 7, 2012, the Board of Directors of the Company amended and restated the Company’s Code of Business Conduct and Ethics (as amended and restated, the “Amended Code of Conduct”) to among other things, clarify the consequences of violating the Amended Code of Conduct.

The foregoing description of the Amended Code of Conduct contained in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Code of Conduct, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Hancock Fabrics, Inc.

14.1	Hancock Fabrics, Inc. Code of Business Conduct and Ethics

99.1	Press release issued by Hancock Fabrics, Inc. dated June 8, 2012, announcing the Company’s financial results for its first quarter ended April 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Date: June 8, 2012	By:	/s/ Robert W. Driskell
	Name:	Robert W. Driskell
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Hancock Fabrics, Inc.

14.1	Hancock Fabrics, Inc. Code of Business Conduct and Ethics

99.1	Press release issued by Hancock Fabrics, Inc. dated June 8, 2012, announcing the Company’s financial results for its first quarter ended April 28, 2012